SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 22, 2004

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                      000-32925                  75-2763037
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

5728 LBJ Freeway, Suite 270, Dallas, Texas                     75240
 (Address of principal executive offices)                    (Zip code)

                                 (214) 972-1800


              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
-----------------------

On December 22, 2004, Avatar Systems Inc. issued a press release announcing eight new customers. A copy of this press release is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

On December 22, 2004, Avatar Systems Inc. issued a press release announcing financial results for its third fiscal quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.2 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.





Exhibit Number               Exhibit
--------------------------------------------------------------------------------
99.1            Press release dated December 22, 2004
99.2            Press release dated December 22, 2004
--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.

                                          /s/ Robert C. Shreve, Jr
                                          ------------------------
Date: December 23, 2004                   Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer